DynaResource Closes $6 Million Non-Brokered Private Placement

All figures in United States Dollars (“USD”).

IRVING, TX / ACCESSWIRE / October 21, 2024 / DYNR-DynaResource, Inc. (OTCQX:DYNR) (“DynaResource”, or “the Company”) is pleased to report it has completed a non-brokered private placement for gross proceeds of $6 million (the "Offering"). The Company issued a total of 5,769,231 common shares of the Company (each a "Share") at a price of $1.04 per Share.

The Company intends to use the proceeds from the Offering for general exploration and resource expansion drilling, geological and technical studies, further capital investment for optimization of the mine as well as for working capital and general corporate purposes.

Subject to Rule 144 the Shares are subject to a minimum six (6) month holding period.

“We are very pleased to receive such a strong level of support solely from our current shareholder base,” stated Rohan Hazelton, President & CEO DynaResource. “Over the past quarter, the Company has been focused on optimizing operations and cost reduction at the mine and mill in order to improve overall profitability at San Jose de Gracia. Capital investments in the mill, such as a new vibrating screen, are aimed at improving throughput and recoveries. A new Falcon concentrator was also installed in July 2024 which has produced additional saleable gravity concentrate and has been successful in reducing gold grade to tailings. Cost reduction measures, such as reducing operating leases on equipment, have helped improve operating margins. The recent successes demonstrate management’s commitment to improve operations and restore profitability to operations while building value for our shareholders. San Jose de

Gracia has incredible untapped exploration value in this prolific district and we look forward to expanding exploration drilling with this funding.”

On behalf of the Board of Directors of DynaResource, Inc.

Rohan Hazelton

President & CEO

About DynaResource

DynaResource is a junior gold mining producer trading on the OTCQX under the symbol “DYNR”. DynaResource is actively mining and expanding the historic San Jose de Gracia gold mining district in Sinaloa, Mexico.

For Information on DynaUSA please visit www.dynaresource.com, or contact:

Investor Relations:

Katherine Pryde, Investor Relations Manager

+1 972-869-9400
info@dynaresource.com

SOURCE: DynaResource, Inc.

View the original press release on accesswire.com.

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an “OTC Reporting Issuer” as that term is defined in Multilateral Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by various Canadian Provincial Securities Commissions. Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the “SEC”) applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC and not subject to Canadian securities legislation. This news release or other disclosure provided by the Company may use the terms “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, “inferred mineral resources” have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, although they may form, in certain circumstances, the basis of a “preliminary economic assessment” as that term is defined in National Instrument 43-101, Standards of Disclosure for Mineral Projects. U.S. investors are cautioned not to assume that part or all of an inferred mineral resource exists, or is economically or legally mineable.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This news release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Certain information contained in this news release, including any information relating to future financial or operating performance may be deemed “forward-looking”. All statements in this news release, other than statements of historical fact, that address events or developments that DynaResource expects to occur, are “forward-looking information”. These statements relate to future events or future performance and reflect the Company’s expectations regarding the future growth, results of operations, business prospects and opportunities of DynaResource. These forward-looking statements reflect the Company’s current internal projections, expectations or beliefs and are based on information currently available to DynaResource. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Certain assumptions have been made regarding the Company’s plans at the San Jose de Gràcia property. Many of these assumptions are based on factors and events that are not within the control of DynaResource and there is no assurance they will prove to be correct. Such factors include, without limitation: capital requirements, fluctuations in the international currency markets and in the rates of exchange of the currencies of the United States and México; price volatility in the spot and forward markets for commodities; discrepancies between actual and estimated production, between actual and estimated reserves and resources and between actual and estimated metallurgical recoveries; changes in national and local governments in any country which DynaResource currently or may in the future carry on business; taxation; controls; regulations and political or economic developments in the countries in which DynaResource does or may carry on business; the speculative nature of mineral exploration and development, including the risks of obtaining necessary licenses and permits, diminishing quantities or grades of reserves; competition; loss of key employees; additional funding requirements; actual results of current exploration or reclamation activities; changes in project parameters as plans continue to be refined; accidents; labor disputes; defective title to mineral claims or property or contests over claims to mineral properties. In addition, there are risks and hazards associated with the business of mineral exploration, development and mining, including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, cave-ins, flooding and gold bullion losses (and the risk of inadequate insurance or inability to obtain insurance, to cover these risks) as well as those risks referenced in the Annual Report for DynaResource available at www.sec.gov. Forward-looking information is not a guarantee of future performance and actual results, and future events could differ materially from those discussed in the forward-looking information. All of the forward-looking information contained in this news release is qualified by these cautionary statements. Although DynaResource believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. DynaResource expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise.